                                                                   EXHIBIT 99.15

DEBTOR: DQSC PROPERTY CO.                            CASE NUMBER: 01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments I through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ Nicholas J. Davison
-----------------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
-----------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: DQSC PROPERTY CO.                            CASE NUMBER: 01-10965 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                             CONTENTS

Attachment 1            Summary of Bank and Investment Accounts

Attachment 2            Schedule of Receipts and Disbursements

Attachment 3            Bank and Investment Account Statements

Attachment 4            Income Statement

Attachment 5            Balance Sheet

Attachment 6            Summary of Due To/Due From Intercompany Accounts

Attachment 7            Accounts Receivable Aging

Attachment 8            Accounts Payable Detail

Attachment 9            Notes to November Monthly Operating Report


                     Summary Of Bank And Investment Accounts        Attachment 1
                               DQSC Property Co.
Summary                     Case No: 01-10965 (EIK)                    UNAUDITED
DQSC Property Co     For Period Of 23 October - 30 November, 2001

                                                  Balances
                                      ---------------------------------   Receipts &        Bank
                                      Opening               Closing       Disbursements     Statements        Account
 Account                              As Of 10/23/01     As Of 11/30/01   Included          Included          Reconciled
 -------                              --------------     --------------   --------          --------          ----------

No Bank Or Investment                        NA                NA             NA               NA                NA
Accounts


                            Receipts & Disbursements               Attachment 2
                                DQSC Property Co.
Summary                     Case No: 01-10965 (EIK)
DQSC Property Co.  For Period Of 23 October - 30 November, 2001
Attach 2&3


         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                 Concentration & Investment Account Statements     Attachment 3
                               DQSC Property Co.
Summary                      Case No: 01-10965 (EIK)
DQSC Property Co.   For Period Of 23 October - 30 November, 2001
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                                DQSC Property Co.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001




                                  Attachment 7


                                 Not Applicable

                                DQSC Property Co.





                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001




                                  Attachment 8


                                 Not Applicable

DEBTOR: DQSC PROPERTY CO.                           CASE NUMBER: 01-10965 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation. or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company."

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.